SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 1, 2000
(Date of earliest event reported)

Spartan Stores, Inc.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-31127 (Commission File Number)	38-0593940 (IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of principal executive offices)		49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

     This amendment is filed pursuant to the provisions of paragraphs (a)(4) and (b)(2) of Item 7 of Form 8-K.

     Spartan Stores, Inc. hereby amends Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K filed August 16, 2000 (the "Form 8-K"), as set forth in the following pages.

     Pursuant to paragraphs (a)(4) and (b)(2) of Item 7 of Form 8-K, Item 7 of the Form 8-K is hereby amended to file certain of the financial statements and pro forma financial information required to be filed in connection with the Merger reported in Item 2 of the Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

(i)

The Report of Independent Auditors and Consolidated Financial Statements of Seaway Food Town, Inc. included on pages 25 through 35 of Exhibit 13 to Seaway Food Town, Inc.'s Annual Report on Form 10-K for the Fiscal Year Ended August 28, 1999, filed with the Securities and Exchange Commission on November 23, 1999, as referenced in Part II, Item 8, of such Annual Report, are filed herewith as Exhibit 99.1 and are here incorporated by reference. These financial statements include:

		(A)	Report of Independent Auditors dated October 15, 1999.

		(B)	Consolidated Statements of Income -- Years ended August 28, 1999, August 29, 1998, and August 30, 1997.

		(C)	Consolidated Balance Sheets at August 28, 1999 and August 29, 1998.

		(D)	Consolidated Statements of Cash Flow -- Years ended August 28, 1999, August 29, 1998, and August 30, 1997.

		(E)	Consolidated Statements of Shareholders' Equity-- Years ended August 28, 1999, August 29, 1998, and August 30, 1997.

		(F)	Notes to Consolidated Financial Statements.

(ii)

The Financial Statements (Unaudited) of Seaway Food Town, Inc. included in Part I, Item 1, on pages 3 through 7 of Seaway Food Town, Inc.'s Quarterly Report on Form 10-Q for the Quarterly Period Ended May 27, 2000, filed with the Securities and Exchange Commission on July 11, 2000, are filed herewith as Exhibit 99.2 and are here incorporated by reference. These financial statements include:

		(A)	Consolidated Statements of Income -- Thirteen and Thirty-nine weeks ended May 27, 2000 and May 29, 1999.

		(B)	Consolidated Balance Sheets -- May 27, 2000 and August 28, 1999.

		(C)	Condensed Consolidated Statements of Cash Flows -- Thirty-nine weeks ended May 27, 2000 and May 29, 1999.

		(D)	Notes to Consolidated Financial Statements.

(b)

Pro Forma Financial Information. Unaudited Pro Forma Combined Financial Information for Spartan Stores, Inc. is filed herewith as Exhibit 99.3 and is here incorporated by reference. This financial information includes:

	(i)	Unaudited Pro Forma Combined Balance Sheet at June 17, 2000.

	(ii)	Unaudited Pro Forma Combined Statements of Earnings for the First Quarter (12 Weeks) Ended June 17, 2000.

	(iii)	Notes to Unaudited Pro Forma Combined Financial Statements.

(c)	Exhibits. The following exhibits are furnished with or incorporated by reference in this Current Report:

Exhibit No.	Document

23.1	Consent of Ernst & Young LLP

99.1

Seaway Food Town, Inc.'s Report of Independent Auditors dated October 15, 1999, Consolidated Statements of Income for the Fiscal Years ended August 28, 1999, August 29, 1998, and August 30, 1997, Consolidated Balance Sheets at August 28, 1999 and August 29, 1998, and Consolidated Statements of Cash Flow and Consolidated Statements of Shareholders' Equity for the Fiscal Years ended August 28, 1999, August 29, 1998, and August 30, 1997.

99.2

Seaway Food Town, Inc.'s Unaudited Consolidated Statements of Income for the Thirteen and Thirty-nine weeks ended May 27, 2000 and May 29, 1999, Consolidated Balance Sheets at May 27, 2000 and August 29, 1999, and Condensed Consolidated Statements of Cash Flows for the Thirty-nine weeks ended May 27, 2000 and May 29, 1999.

99.3	Spartan Stores, Inc.'s Unaudited Pro Forma Combined Balance Sheet at June 17, 2000 and Unaudited Pro Forma Combined Statements of Earnings for the First Quarter (12 Weeks) Ended June 17, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	September 27, 2000	SPARTAN STORES, INC. (Registrant)

By:s/David M. Staples
David M. Staples Vice President Finance, Chief Financial Officer and Treasurer (Principal Financial Officer and duly authorized signatory for Registrant)

EXHIBIT INDEX

Exhibit No.	Document

23.1	Consent of Ernst & Young LLP

99.1

Seaway Food Town, Inc.'s Report of Independent Auditors dated October 15, 1999, Consolidated Statements of Income for the Fiscal Years ended August 28, 1999, August 29, 1998, and August 30, 1997, Consolidated Balance Sheets at August 28, 1999 and August 29, 1998, and Consolidated Statements of Cash Flow and Consolidated Statements of Shareholders' Equity for the Fiscal Years ended August 28, 1999, August 29, 1998, and August 30, 1997.

99.2

Seaway Food Town, Inc.'s Unaudited Consolidated Statements of Income for the Thirteen and Thirty-nine weeks ended May 27, 2000 and May 29, 1999, Consolidated Balance Sheets at May 27, 2000 and August 29, 1999, and Condensed Consolidated Statements of Cash Flows for the Thirty-nine weeks ended May 27, 2000 and May 29, 1999.

99.3	Spartan Stores, Inc.'s Unaudited Pro Forma Combined Balance Sheet at June 17, 2000 and Unaudited Pro Forma Combined Statements of Earnings for the First Quarter (12 Weeks) Ended June 17, 2000.